UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

SeaWorld Entertainment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2017, in connection with the closing of the Sale (as defined in Item 7.01 below), Peter F. Wallace notified the Board of Directors (the “Board”) of SeaWorld Entertainment, Inc. (the “Company”) that he would resign from the Board, effective immediately after the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  Mr. Wallace has served as a director of the Company since 2009.  Mr. Wallace advised the Board that his decision to resign was a condition precedent to the Sale and was not due to a disagreement with the Company on any matters involving the Company’s operations, policies or practices.  Immediately after the Annual Meeting, the Company will increase the size of the Board from 10 directors to 11 directors and appoint two director designees of ZHG (as defined in Item 7.01 below) to the Board, Mr. Yoshikazu Maruyama and Mr. Yongli Wang.  Mr. Maruyama will be appointed to the newly-created directorship, with an initial term expiring at the Company’s 2018 Annual Meeting of Stockholders, and Mr. Wang will be appointed to Mr. Wallace’s vacated directorship, the term of which will expire at the Company’s 2019 Annual Meeting of Stockholders.

Item 7.01 Regulation FD Disclosure.

On May 8, 2017, the Company and Zhonghong Zhuoye Group Co., Ltd. (“ZHG Group”) issued a joint press release announcing the closing of the previously announced acquisition by a wholly owned subsidiary of ZHG Group, Sun Wise (UK) Co., Ltd (“ZHG”), of approximately 21% of the outstanding shares of common stock of the Company (the “Sale”) from funds affiliated with The Blackstone Group L.P. (“Blackstone”).  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of SeaWorld Entertainment, Inc., dated May 8, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. These forward-looking statements, which are identified by words such as “will,” “may,” “expects,” “future,” “believe,” and “forward,” are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K, including the risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission. The Company’s filings with the SEC are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldentertainment.com.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: May 8, 2017	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of SeaWorld Entertainment, Inc., dated May 8, 2017.